                               NEW ENGLAND LIFE
                               INSURANCE COMPANY

                               ZENITH LIFE PLUS
                   VARIABLE ORDINARY LIFE INSURANCE POLICIES

                        SUPPLEMENT DATED MAY 1, 2010 TO
        PROSPECTUSES DATED APRIL 30, 1999, MAY 1, 2000, AND MAY 1, 2001

   This supplement updates, and to the extent inconsistent therewith, replaces certain information contained in the prospectuses dated April 30, 1999, May 1, 2000, and May 1, 2001, as annually and periodically supplemented.

                           ZENITH LIFE EXECUTIVE 65
               LIMITED PAYMENT VARIABLE LIFE INSURANCE POLICIES

                        SUPPLEMENT DATED MAY 1, 2010 TO
                         PROSPECTUS DATED MAY 1, 2001

   This supplement updates, and to the extent inconsistent therewith, replaces certain information contained in the prospectus dated May 1, 2001, as annually and periodically supplemented.

     ZENITH VARIABLE WHOLE LIFE VARIABLE ORDINARY LIFE INSURANCE POLICIES

         SUPPLEMENT DATED MAY 1, 2010 TO PROSPECTUS DATED MAY 1, 2002

   This supplement updates, and to the extent inconsistent therewith, replaces certain information contained in the prospectus dated May 1, 2002, as annually and periodically supplemented.

   You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your Policy as supplemented, without charge, on written request. The Zenith Life Plus, Zenith Life Executive 65 and Zenith Variable Whole Life Policies are no longer available for sale.

   New England Life Insurance Company ("NELICO") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. NELICO's Home Office is 501 Boylston Street, Boston Massachusetts 02116.

   NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

   THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.

   THE ELIGIBLE FUND PROSPECTUSES MAY BE OBTAINED BY CALLING 1-800-388-4000.

   WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

   The Financial Industry Regulatory Authority ("FINRA") provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

                         INTRODUCTION TO THE POLICIES

RECEIPT OF COMMUNICATIONS AND PAYMENTS AT NELICO'S DESIGNATED OFFICE

   We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

   The Designated Office for various Policy transactions is as follows:

Premium Payments...................... New England Financial
                                       P.O. Box 371499
                                       Pittsburgh, PA 15250-7499

Payment Inquiries and Correspondence.. New England Financial/MetLife
                                       P.O. Box 30440
                                       Tampa, FL 33630-3440

Beneficiary and Ownership Changes..... New England Financial/MetLife
                                       P.O. Box 541
                                       Warwick, RI 02887-0541

Surrenders, Loans, Withdrawals and
  Sub-Account Transfers............... New England Financial/MetLife
                                       P.O. Box 543
                                       Warwick, RI 02887-0543

Death Claims.......................... New England Financial/MetLife
                                       P.O. Box 353
                                       Warwick, RI 02887-0353

Sub-Account Transfers by Telephone.... (800) 200-2214

All Other Telephone Transactions and
  Inquiries........................... (800) 388-4000

   You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Designated Office, by telephoning us, or over the Internet (subject to our restrictions on "market timing" transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at (800) 200-2214. To request a transfer or reallocation over the Internet, you may log on to our website at www.nef.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

   Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

   If you send your premiums or transaction requests to an address other than the one we have designated for receipt of such premiums or requests, we may return the premium to you, or there may be a delay in applying the premium or transaction to your Policy.

                             CHARGES AND EXPENSES

   The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain charges, including the cost of insurance charge.

   MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. We are currently waiving 0.08% of the Mortality and Expense Risk Charge for the Sub-account investing in the BlackRock Large Cap Core Portfolio and an amount equal to the Eligible Fund expenses that are in excess of 0.88% for the sub-account investing in the MFS Research International Portfolio.

CHARGES AGAINST THE ELIGIBLE FUNDS AND THE SUB-ACCOUNTS OF THE VARIABLE ACCOUNT

   ELIGIBLE FUND EXPENSES. Charges for investment advisory fees and other expenses are deducted from the assets of the Eligible Funds.

   The following table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2009, before and after any applicable contractual fee waivers and expense reimbursements. Certain Eligible Funds may impose a redemption fee in the future.

ANNUAL OPERATING EXPENSES
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                          DISTRIBUTION            ACQUIRED    TOTAL    CONTRACTUAL   NET TOTAL
                                                             AND/OR               FUND FEES  ANNUAL     FEE WAIVER     ANNUAL
                                              MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
                                                 FEE          FEES       EXPENSES EXPENSES* EXPENSES  REIMBURSEMENT  EXPENSES**
                                              ---------- --------------- -------- --------- --------- -------------- ----------
METROPOLITAN SERIES FUND, INC.-- CLASS A
Artio International Stock Portfolio..........    0.83%         --          0.13%    0.03%     0.99%        0.03%        0.96%/1/
Barclays Capital Aggregate Bond Index
  Portfolio..................................    0.25%         --          0.05%      --      0.30%        0.01%        0.29%/2/
BlackRock Aggressive Growth Portfolio........    0.73%         --          0.06%      --      0.79%          --         0.79%
BlackRock Bond Income Portfolio..............    0.38%         --          0.05%      --      0.43%        0.03%        0.40%/3/
BlackRock Diversified Portfolio..............    0.46%         --          0.06%      --      0.52%          --         0.52%
BlackRock Large Cap Value Portfolio..........    0.64%         --          0.03%      --      0.67%          --         0.67%
BlackRock Legacy Large Cap Growth Portfolio..    0.73%         --          0.10%      --      0.83%        0.01%        0.82%/4/
BlackRock Money Market Portfolio.............    0.32%         --          0.02%      --      0.34%        0.01%        0.33%/5/
Davis Venture Value Portfolio................    0.71%         --          0.03%      --      0.74%        0.05%        0.69%/6/
FI Value Leaders Portfolio...................    0.67%         --          0.10%      --      0.77%          --         0.77%
Jennison Growth Portfolio....................    0.62%         --          0.04%      --      0.66%        0.04%        0.62%/7/
Loomis Sayles Small Cap Core Portfolio.......    0.90%         --          0.09%      --      0.99%        0.05%        0.94%/8/

                                              DISTRIBUTION            ACQUIRED    TOTAL    CONTRACTUAL   NET TOTAL
                                                 AND/OR               FUND FEES  ANNUAL     FEE WAIVER     ANNUAL
                                  MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
                                     FEE          FEES       EXPENSES EXPENSES* EXPENSES  REIMBURSEMENT  EXPENSES**
                                  ---------- --------------- -------- --------- --------- -------------- ----------
Loomis Sayles Small Cap Growth
  Portfolio......................    0.90%         --          0.45%      --      1.35%        0.05%        1.30%/9/
Met/Artisan Mid Cap Value
  Portfolio......................    0.82%         --          0.05%      --      0.87%          --         0.87%/10/
MetLife Mid Cap Stock Index
  Portfolio......................    0.25%         --          0.10%    0.01%     0.36%        0.01%        0.35%/2/
MetLife Stock Index Portfolio....    0.25%         --          0.03%      --      0.28%        0.01%        0.27%/2/
MFS(R) Total Return Portfolio....    0.54%         --          0.06%      --      0.60%          --         0.60%
MFS(R) Value Portfolio...........    0.71%         --          0.03%      --      0.74%        0.08%        0.66%/11/
Morgan Stanley EAFE(R) Index
  Portfolio......................    0.30%         --          0.14%    0.01%     0.45%        0.01%        0.44%/12/
Neuberger Berman Genesis
  Portfolio......................    0.85%         --          0.09%      --      0.94%        0.03%        0.91%/13/
Neuberger Berman Mid Cap Value
  Portfolio......................    0.65%         --          0.07%      --      0.72%          --         0.72%
Oppenheimer Global Equity
  Portfolio......................    0.53%         --          0.11%      --      0.64%          --         0.64%
Russell 2000(R) Index Portfolio..    0.25%         --          0.10%      --      0.35%        0.01%        0.34%/2/
T. Rowe Price Large Cap Growth
  Portfolio......................    0.60%         --          0.07%      --      0.67%          --         0.67%
T. Rowe Price Small Cap Growth
  Portfolio......................    0.51%         --          0.11%      --      0.62%          --         0.62%
Western Asset Management
  Strategic Bond Opportunities
  Portfolio......................    0.62%         --          0.07%      --      0.69%        0.04%        0.65%/14/
Western Asset Management U.S.
  Government Portfolio...........    0.48%         --          0.04%      --      0.52%        0.01%        0.51%/15/
Zenith Equity Portfolio..........      --          --          0.02%    0.71%     0.73%          --         0.73%/16/
MetLife Conservative Allocation
  Portfolio......................    0.10%         --          0.02%    0.58%     0.70%        0.02%        0.68%/17/
MetLife Conservative to Moderate
  Allocation Portfolio...........    0.09%         --          0.01%    0.63%     0.73%          --         0.73%/18/
MetLife Moderate Allocation
  Portfolio......................    0.07%         --            --     0.67%     0.74%          --         0.74%/18/
MetLife Moderate to Aggressive
  Allocation Portfolio...........    0.07%         --            --     0.71%     0.78%          --         0.78%/18/
MetLife Aggressive Allocation
  Portfolio......................    0.10%         --          0.04%    0.74%     0.88%        0.04%        0.84%/17/

MET INVESTORS SERIES TRUST--
  CLASS A
BlackRock Large Cap Core
  Portfolio......................    0.59%         --          0.06%      --      0.65%          --         0.65%
Clarion Global Real Estate
  Portfolio......................    0.64%         --          0.09%      --      0.73%          --         0.73%
Harris Oakmark International
  Portfolio......................    0.79%         --          0.05%      --      0.84%          --         0.84%
Invesco Small Cap Growth
  Portfolio......................    0.86%         --          0.04%      --      0.90%          --         0.90%
Janus Forty Portfolio............    0.64%         --          0.04%      --      0.68%          --         0.68%

                                               DISTRIBUTION            ACQUIRED    TOTAL    CONTRACTUAL   NET TOTAL
                                                  AND/OR               FUND FEES  ANNUAL     FEE WAIVER     ANNUAL
                                   MANAGEMENT SERVICE (12B-1)  OTHER      AND    OPERATING AND/OR EXPENSE OPERATING
                                      FEE          FEES       EXPENSES EXPENSES* EXPENSES  REIMBURSEMENT  EXPENSES**
                                   ---------- --------------- -------- --------- --------- -------------- ----------
Lazard Mid Cap Portfolio..........    0.70%          --         0.04%      --      0.74%          --         0.74%
Legg Mason ClearBridge Aggressive
  Growth Portfolio................    0.64%          --         0.03%      --      0.67%          --         0.67%
Legg Mason Value Equity
  Portfolio.......................    0.64%          --         0.07%      --      0.71%          --         0.71%
Lord Abbett Bond Debenture
  Portfolio.......................    0.51%          --         0.04%      --      0.55%          --         0.55%
MFS(R) Research International
  Portfolio.......................    0.71%          --         0.10%      --      0.81%          --         0.81%
Morgan Stanley Mid Cap Growth
  Portfolio.......................    0.70%          --         0.20%      --      0.90%          --         0.90%
Oppenheimer Capital Appreciation
  Portfolio.......................    0.60%          --         0.07%      --      0.67%          --         0.67%
PIMCO Inflation Protected Bond
  Portfolio.......................    0.48%          --         0.05%      --      0.53%          --         0.53%
PIMCO Total Return Portfolio......    0.48%          --         0.04%      --      0.52%          --         0.52%
RCM Technology Portfolio..........    0.88%          --         0.08%      --      0.96%          --         0.96%
SSgA Growth and Income ETF
  Portfolio.......................    0.33%          --         0.07%    0.21%     0.61%        0.03%        0.58%/19/
SSgA Growth ETF Portfolio.........    0.33%          --         0.10%    0.22%     0.65%        0.03%        0.62%/20/
T. Rowe Price Mid Cap Growth
  Portfolio.......................    0.75%          --         0.04%      --      0.79%          --         0.79%

FIDELITY(R) VARIABLE INSURANCE
  PRODUCTS--INITIAL CLASS
Equity-Income Portfolio...........    0.46%          --         0.12%      --      0.58%          --         0.58%

AMERICAN FUNDS INSURANCE
  SERIES(R)--CLASS 2
American Funds Bond Fund..........    0.38%        0.25%        0.01%      --      0.64%          --         0.64%
American Funds Global Small
  Capitalization Fund.............    0.72%        0.25%        0.04%      --      1.01%          --         1.01%
American Funds Growth Fund........    0.33%        0.25%        0.02%      --      0.60%          --         0.60%
American Funds Growth-Income
  Fund............................    0.28%        0.25%        0.01%      --      0.54%          --         0.54%

--------
* Acquired Fund Fees and Expenses are fees and expenses incurred indirectly by a portfolio as a result of investing in shares of one or more underlying portfolios.
** Net Total Annual Operating Expenses do not reflect: (1) voluntary waivers of fees or expenses; (2) contractual waivers that are in effect for less than one year from the date of this Prospectus; or (3) expense reductions resulting from custodial fee credits or directed brokerage arrangements.
/1/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.81% for the first $500 million of the Portfolio's average daily net assets and 0.78% for the next $500 million.
/2/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.243%.
/3/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.37% for the first $1 billion of the Portfolio's average daily net assets, 0.325% for amounts over $1 billion but less than $3.4 billion and 0.25% on amounts over $3.4 billion.

/4/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.705% for amounts over $300 million but less than $1 billion.
/5/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.325% for the first $1 billion of the Portfolio's average daily net assets. Other Expenses do not reflect fees of 0.03% paid in connection with the U.S. Treasury Temporary Guarantee Program for Money Market Funds.
/6/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.75% for the first $50 million of the Portfolio's average daily net assets and 0.70% for the next $450 million and 0.65% for the next $4 billion and 0.625% for amounts over $4.5 billion.
/7/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.70% for the first $200 million of the Portfolio's average daily net assets and 0.65% for the next $100 million and 0.60% for the next $200 million and 0.55% for the next $1.3 billion and 0.52% for the next $200 million and 0.47% for amounts over $2 billion.
/8/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $500 million of the Portfolio's average daily net assets and 0.80% for amounts over $500 million.
/9/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.85% for the first $100 million of the Portfolio's average daily net assets and 0.80% for amounts over $100 million.
/10/ Pursuant to an amended advisory agreement, management fees have been restated to reflect current fees as if they were in effect during the entire fiscal year ended December 31, 2009.
/11/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.65% for the first $1.25 billion of the Portfolio's average daily net assets and 0.60% for the next $250 million and 0.50% for amounts over $1.5 billion.
/12/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to 0.293%.
/13/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.825% for the first $500 million of the Portfolio's average daily net assets.
/14/ MetLife Advisers, LLC, has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.595% for the first $500 million of the Portfolio's average daily net assets.
/15/ MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to reduce the management fee for each Class of the Portfolio to the annual rate of 0.50% for amounts over $200 million but less than $500 million.
/16/ The Portfolio is a "fund of funds" that invests equally in three underlying portfolios: the FI Value Leaders Portfolio and the Jennison Growth Portfolio of the Metropolitan Series Fund, Inc., and the Pioneer Fund Portfolio of the Met Investors Series Trust. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.
/17/ The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 through April 30, 2011, to waive fees or pay all expenses so as to limit total annual operating expenses of the Portfolio (other than acquired fund fees and expenses, brokerage costs, taxes, interest and any extraordinary expenses) to 0.10% of the average daily net assets of the Class A shares, 0.35% of the average daily net assets of the Class B shares and 0.25% of the average daily net assets of the Class E shares.

/18/ The Portfolio is a "fund of funds" that invests substantially all of its assets in other portfolios of the Met Investors Series Trust and the Metropolitan Series Fund, Inc. Because the Portfolio invests in other underlying portfolios, the Portfolio will bear its pro rata portion of the operating expenses of the underlying portfolios in which it invests, including the management fee.
/19/ The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.37%.
/20/ The Portfolio primarily invests its assets in other investment companies known as exchange-traded funds ("underlying ETFs"). As an investor in an underlying ETF or other investment company, the Portfolio will bear its pro rata portion of the operating expenses of the underlying ETF or other investment company, including the management fee. MetLife Advisers, LLC has contractually agreed, for the period May 1, 2010 to April 30, 2011, to limit its fee and to reimburse expenses to the extent necessary to limit total annual operating expenses (excluding acquired fund fees and expenses and 12b-1 fees) to 0.40%.

                             THE VARIABLE ACCOUNT

INVESTMENTS OF THE VARIABLE ACCOUNT

   Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, Inc., the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

   The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:

METROPOLITAN SERIES FUND, INC.                                                      ADVISER: METLIFE ADVISERS, LLC


ELIGIBLE FUND                                  SUB-ADVISER                        INVESTMENT OBJECTIVE
-------------                                   -----------                        --------------------
Artio International Stock Portfolio  Artio Global Management LLC       Long-term growth of capital.

Barclays Capital Aggregate Bond      MetLife Investment Advisors       To equal the performance of the Barclays
Index Portfolio                      Company, LLC                      Capital U.S. Aggregate Bond Index.

BlackRock Aggressive Growth          BlackRock Advisors, LLC           Maximum capital appreciation.
Portfolio

BlackRock Bond Income Portfolio      BlackRock Advisors, LLC           A competitive total return primarily from
                                                                       investing in fixed-income securities.

BlackRock Diversified Portfolio      BlackRock Advisors, LLC           High total return while attempting to limit
                                                                       investment risk and preserve capital.

BlackRock Large Cap Value Portfolio  BlackRock Advisors, LLC           Long-term growth of capital.

BlackRock Legacy Large Cap           BlackRock Advisors, LLC           Long-term growth of capital.
Growth Portfolio

BlackRock Money Market Portfolio/1/  BlackRock Advisors, LLC           A high level of current income consistent
                                                                       with preservation of capital.

Davis Venture Value Portfolio        Davis Selected Advisers, L.P./2/  Growth of capital.

ELIGIBLE FUND                                 SUB-ADVISER                        INVESTMENT OBJECTIVE
-------------                                  -----------                       --------------------
FI Value Leaders Portfolio           Pyramis Global Advisors, LLC    Long-term growth of capital.

Jennison Growth Portfolio            Jennison Associates LLC         Long-term growth of capital.

Loomis Sayles Small Cap Core         Loomis, Sayles & Company,       Long-term capital growth from
Portfolio                            L.P.                            investments in common stocks or other
                                                                     equity securities.

Loomis Sayles Small Cap Growth       Loomis, Sayles & Company,       Long-term capital growth.
Portfolio                            L.P.

Met/Artisan Mid Cap Value Portfolio  Artisan Partners Limited        Long-term capital growth.
                                     Partnership

MetLife Mid Cap Stock Index          MetLife Investment Advisors     To equal the performance of the Standard
Portfolio                            Company, LLC                    & Poor's MidCap 400 Composite Stock
                                                                     Price Index.

MetLife Stock Index Portfolio        MetLife Investment Advisors     To equal the performance of the Standard
                                     Company, LLC                    & Poor's 500 Composite Stock Price
                                                                     Index.

MFS(R) Total Return Portfolio        Massachusetts Financial         Favorable total return through investment
                                     Services Company                in a diversified portfolio.

MFS(R) Value Portfolio               Massachusetts Financial         Capital appreciation.
                                     Services Company

Morgan Stanley EAFE(R) Index         MetLife Investment Advisors     To equal the performance of the MSCI
Portfolio                            Company, LLC                    EAFE Index.

Neuberger Berman Genesis             Neuberger Berman                High total return, consisting principally of
Portfolio (formerly BlackRock        Management LLC/3/               capital appreciation.
Strategic Value Portfolio)

Neuberger Berman Mid Cap Value       Neuberger Berman                Capital growth.
Portfolio                            Management LLC

Oppenheimer Global Equity Portfolio  OppenheimerFunds, Inc.          Capital appreciation.

Russell 2000(R) Index Portfolio      MetLife Investment Advisors     To equal the performance of the Russell
                                     Company, LLC                    2000 Index.

T. Rowe Price Large Cap Growth       T. Rowe Price Associates, Inc.  Long-term growth of capital and,
Portfolio                                                            secondarily, dividend income.

T. Rowe Price Small Cap Growth       T. Rowe Price Associates, Inc.  Long-term capital growth.
Portfolio

Western Asset Management             Western Asset Management        To maximize total return consistent with
Strategic Bond Opportunities         Company                         preservation of capital.
Portfolio

Western Asset Management U.S.        Western Asset Management        To maximize total return consistent with
Government Portfolio                 Company                         preservation of capital and maintenance of
                                                                     liquidity.

Zenith Equity Portfolio/4/           N/A                             Long-term capital appreciation.

MetLife Conservative Allocation      N/A                             A high level of current income, with
Portfolio                                                            growth of capital as a secondary objective.

ELIGIBLE FUND                                SUB-ADVISER                    INVESTMENT OBJECTIVE
-------------                                -----------                     --------------------
MetLife Conservative to Moderate      N/A                        A high total return in the form of income
Allocation Portfolio                                             and growth of capital, with a greater
                                                                 emphasis on income.

MetLife Moderate Allocation           N/A                        A balance between a high level of current
Portfolio                                                        income and growth of capital, with a
                                                                 greater emphasis on growth of capital.

MetLife Moderate to Aggressive        N/A                        Growth of capital.
Allocation Portfolio

MetLife Aggressive Allocation         N/A                        Growth of capital.
Portfolio

MET INVESTORS SERIES TRUST                                                    ADVISER: METLIFE ADVISERS, LLC

BlackRock Large Cap Core Portfolio    BlackRock Advisors, LLC    Long-term capital growth.

Clarion Global Real Estate Portfolio  ING Clarion Real Estate    Total return through investment in real
                                      Securities LLC             estate securities, emphasizing both capital
                                                                 appreciation and current income.

Harris Oakmark International          Harris Associates L.P.     Long-term capital appreciation.
Portfolio

Invesco Small Cap Growth Portfolio    Invesco Advisers, Inc./5/  Long-term growth of capital.
(formerly Met/AIM Small Cap
Growth Portfolio)

Janus Forty Portfolio                 Janus Capital Management   Capital appreciation.
                                      LLC

Lazard Mid Cap Portfolio              Lazard Asset Management    Long-term growth of capital.
                                      LLC

Legg Mason ClearBridge Aggressive     ClearBridge Advisors, LLC  Capital appreciation.
Growth Portfolio (formerly Legg
Mason Partners Aggressive Growth
Portfolio)

Legg Mason Value Equity Portfolio     Legg Mason Capital         Long-term growth of capital.
                                      Management, Inc.

Lord Abbett Bond Debenture            Lord, Abbett & Co. LLC     High current income and the opportunity
Portfolio                                                        for capital appreciation to produce a high
                                                                 total return.

MFS(R) Research International         Massachusetts Financial    Capital appreciation.
Portfolio                             Services Company

Morgan Stanley Mid Cap Growth         Morgan Stanley Investment  Capital appreciation.
Portfolio                             Management Inc.

Oppenheimer Capital Appreciation      OppenheimerFunds, Inc.     Capital appreciation.
Portfolio

PIMCO Inflation Protected Bond        Pacific Investment         Maximum real return, consistent with
Portfolio                             Management Company LLC     preservation of capital and prudent
                                                                 investment management.

ELIGIBLE FUND                          SUB-ADVISER                        INVESTMENT OBJECTIVE
-------------                           -----------                       --------------------
PIMCO Total Return Portfolio  Pacific Investment              Maximum total return, consistent with the
                              Management Company LLC          preservation of capital and prudent
                                                              investment management.

RCM Technology Portfolio      RCM Capital Management LLC      Capital appreciation; no consideration is
                                                              given to income.

SSgA Growth and Income ETF    SSgA Funds Management, Inc.     Growth of capital and income.
Portfolio

SSgA Growth ETF Portfolio     SSgA Funds Management, Inc.     Growth of capital.

T. Rowe Price Mid Cap Growth  T. Rowe Price Associates, Inc.  Long-term growth of capital.
Portfolio

FIDELITY(R) VARIABLE INSURANCE PRODUCTS
                                                           ADVISER: FIDELITY MANAGEMENT & RESEARCH COMPANY

Equity-Income Portfolio       FMR Co., Inc.                   Reasonable income. The fund will also
                                                              consider the potential for capital
                                                              appreciation. The fund's goal is to achieve
                                                              a yield which exceeds the composite yield
                                                              on the securities comprising the Standard
                                                              & Poor's 500/SM/ Index (S&P 500(R)).

AMERICAN FUNDS INSURANCE SERIES(R)
                                                          ADVISER: CAPITAL RESEARCH AND MANAGEMENT COMPANY

American Funds Bond Fund      N/A                             As high a level of current income as is
                                                              consistent with the preservation of capital.

American Funds Global Small   N/A                             Long-term growth of capital.
Capitalization Fund

American Funds Growth Fund    N/A                             Growth of capital.

American Funds Growth-Income  N/A                             Long-term growth of capital and income.
Fund

--------
/1/ An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.
/2/ Davis Selected Advisers, L.P. may also delegate any of its responsibilities to Davis Selected Advisers-NY, Inc., a wholly-owned subsidiary.
/3/ Prior to January 19, 2010, BlackRock Advisors, LLC was the sub-adviser to this Portfolio.
/4/ The Zenith Equity Portfolio is a fund of funds that invests equally in three Portfolios: the FI Value Leaders Portfolio and the Jennison Growth Portfolio of the Metropolitan Series Fund, Inc., and the Pioneer Fund Portfolio of the Met Investors Series Trust. The sub-advisers to these Portfolios are Pyramis Global Advisors, LLC, Jennison Associates LLC and Pioneer Investment Management, Inc., respectively.
/5/ Prior to January 1, 2010, the sub-adviser to this Portfolio was known as Invesco Aim Capital Management, Inc.

FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-388-4000.

   The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.

SUBSTITUTION OF INVESTMENTS

   If investment in the Eligible Funds or a particular Fund is no longer possible, in our judgment becomes inappropriate for the purposes of the Policies, or for any other reason in our sole discretion, we may substitute another Eligible Fund or Funds without your consent. The substituted fund may have different fees and expenses. Substitution may be made with respect to existing investments or the investment of future premium payments, or both. However, we will not make such substitution without any necessary approval of the Securities and Exchange Commission. Furthermore, we may make available or close sub-accounts to allocation of premium payments or cash value, or both, for some or all classes of Policies, at any time in our sole discretion.

SHARE CLASSES OF THE ELIGIBLE FUNDS

   The Eligible Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund, Inc. and the Met Investors Series Trust, we offer Class A Shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.

                             OTHER POLICY FEATURES

TRANSFER OPTION

   The following paragraph is revised:

   We have policies and procedures that attempt to detect and deter frequent transfers in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield Eligible Funds (I.E., the Clarion Global Real Estate Portfolio, Artio International Stock Portfolio, Loomis Sayles Small Cap Core Portfolio, Loomis Sayles Small Cap Growth Portfolio, Morgan Stanley EAFE Index Portfolio, Neuberger Berman Genesis Portfolio, Oppenheimer Global Equity Portfolio, Russell 2000 Index Portfolio, Western Asset Management Strategic Bond Opportunities Portfolio, T. Rowe Price Small Cap Growth Portfolio, Harris Oakmark International Portfolio, Lord Abbett Bond Debenture Portfolio, Invesco Small Cap Growth Portfolio, MFS Research International Portfolio and American Funds Global Small Capitalization Fund--the "Monitored Portfolios") and we monitor transfer activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer activity, such as examining the frequency and size of transfers into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer activity to determine if, for each category of international, small-cap, and high-yield Eligible Funds, in a 12-month period there were,
(1) six or more transfers involving the given category; (2) cumulative gross transfers involving the given category that exceed the current cash value; and
(3) two or more "round-trips" involving any portfolio in the given category. A round-trip generally is defined as a transfer in followed by a transfer out within the next seven calendar days or a transfer out followed by a transfer in within the next seven calendar days, in either case subject to certain other criteria. We do not believe that other Eligible Funds present a significant opportunity to engage in arbitrage trading and therefore do not monitor transfer activity in those Eligible Funds. We may change the Monitored Portfolios at any time without notice in our sole discretion. In addition to monitoring transfer activity in certain Eligible Funds, we rely on the underlying Eligible Funds to bring any potential disruptive trading activity they identify to our attention for investigation on a case-by-case basis. We will also investigate other harmful transfer activity that we identify from time to time. We may revise these policies and procedures in our sole discretion at any time without prior notice.

                              TAX CONSIDERATIONS

INTRODUCTION

   The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

   IRS Circular 230 Notice: The tax information contained herein is not intended to (and cannot) be used by anyone to avoid IRS penalties. It is intended to support the sale of the Policy. You should seek tax advice based on your particular circumstances from an independent tax adviser.

TAX STATUS OF THE POLICY

   In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policy will satisfy the applicable requirements. There is additional uncertainty, however, with respect to Policies issued on a substandard risk or automatic issue basis and Policies with term riders added and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Internal Revenue Code, as in effect on the date the Policy was issued.

   In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.

   In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax-qualified status, there could be adverse consequences under the diversification rules.

   The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

   IN GENERAL - DEATH BENEFITS. We believe that the death benefit under a Policy should generally be excludible from the gross income of the beneficiary. Federal, state and local transfer, and other tax consequences of ownership or receipt of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.

   Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."

   MODIFIED ENDOWMENT CONTRACTS. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will fail the 7-pay test if at any time in the first seven Policy years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

   If there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years.

   To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments. This may be the case when the insured reaches very high ages, even if you have not made any unscheduled payments for the Policy. The point at which you may have to limit your scheduled premium payments will depend on the issue age, sex and underwriting class of the insured, investment experience and the amount of any unscheduled payments you have made. You may be able to limit payment of scheduled premiums by using the Special Premium Option, when it is available, or by allowing the Policy to lapse to paid-up insurance. (See "Special Premium Option" and "Default and Lapse Options".) A current or prospective Policy Owner should consult a tax advisor to determine whether a Policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT
CONTRACTS. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

    (1)All distributions other than death benefits, including distributions upon surrender and withdrawals, from a Modified Endowment Contract will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

    (2)Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

    (3)A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary. The foregoing exceptions generally do not apply to corporate Policy Owners.

   If a Policy becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.

   Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

   Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

   INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate Premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

   POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

   MULTIPLE POLICIES. All Modified Endowment Contracts that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

   LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.

   WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

   ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. The Policy would not be includable in the insured's estate if the insured neither retained incidents of ownership at death nor had given up ownership within three years before death.

   Moreover, under certain circumstances, the Internal Revenue Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Internal Revenue Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

   Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.

   The Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") repeals the Federal estate tax and replaces it with a carryover basis income tax regime effective for estates of decedents dying after December 31, 2009. EGTRRA also repeals the generation-skipping transfer tax, but not the gift tax, for transfers made after December 31, 2009. EGTRRA contains a sunset provision, which essentially returns the Federal estate, gift and generation-skipping transfer taxes to their pre-EGTRRA form, beginning in 2011.

   During the period prior to 2010, EGTRRA provides for periodic decreases in the maximum estate tax rate coupled with periodic increases in the estate tax exemption. The maximum estate tax rate for 2007-2009 is 45%. The estate tax exemption is $2,000,000 for 2006-2008 and $3,500,000 in 2009.

   In general, the estate tax has been repealed for estates of decedents dying in 2010, but is scheduled to be reinstated in 2011 with an exemption of $1 million and a maximum rate of 55%. The generation-skipping transfer (GST) tax has also been repealed for 2010, and is scheduled to return in 2011, with an exemption of $1 million, plus inflation-indexed increases.

   During the repeal of the estate tax in 2010, the basis of assets received from a decedent generally will carry over from the decedent, rather than being stepped-up to date-of-death value.

   It is not known if Congress will enact permanent repeal of the estate and GST tax or will reinstate the estate tax or GST tax for 2010, and, if so, whether the reinstatement will be made retroactive to January 1, 2010. Please consult your tax adviser.

   The complexity of the tax law, along with uncertainty as to how it might be modified in 2010 and in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

   OTHER TAX CONSIDERATIONS. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

   If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. We report this cost to the participant annually. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

   Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

   Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax adviser.

   Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Internal Revenue Code Section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under Section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the Section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

   GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax advisor should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy's cash value may be taxed prior to any Policy distribution. If your split dollar plan provides deferred compensation, recently enacted rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences. Consult a tax adviser.

   In addition, the Sarbanes-Oxley Act of 2002 (the "Act"), which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

   Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

   ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policyowner is subject to that tax.

   PUERTO RICO. We believe that Policies subject to Puerto Rican tax law will generally receive treatment similar, with certain modifications, to that described above. Among other differences, Policies governed by Puerto Rican tax law are not currently subject to the rules described above regarding Modified Endowment Contracts. You should consult your tax adviser with respect to Puerto Rican tax law governing the Policies.

   POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

   TAX CREDITS AND DEDUCTIONS. NELICO may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Policy Owners since NELICO is the owner of the assets from which the tax benefits are derived.

NELICO'S INCOME TAXES

   Under current Federal income tax law NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for company Federal income taxes, except for the charge for federal taxes that is deducted from scheduled premiums and unscheduled payments. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.

   Under current laws in several states we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

                                  MANAGEMENT

   The directors and executive officers of NELICO and their principal business experience:

                              DIRECTORS OF NELICO

     NAME AND PRINCIPAL
     BUSINESS ADDRESS                             PRINCIPAL BUSINESS EXPERIENCE
     ------------------                            -----------------------------
Michael K. Farrell***         Chairman of the Board, President and Chief Executive Officer of NELICO
                                since 2009. Director of NELICO since 2004 and Executive Vice
                                President of Metropolitan Life Insurance Company since 2005.

Peter M. Carlson**            Director, Executive Vice President and Chief Accounting Officer of
                                NELICO since 2009 and Executive Vice President and Chief
                                Accounting Officer of Metropolitan Life Insurance Company since
                                2009. Formerly Executive Vice President and Corporate Controller of
                                Wachovia Corporation 2006-2009.

Todd B. Katz*******           Director of NELICO since 2009 and Executive Vice President of
                                Metropolitan Life Insurance Company since 2010. Formerly Senior
                                Vice President of Metropolitan Life Insurance Company 2005-2009.

Gene L. Lunman*****           Director of NELICO since 2006 and Senior Vice President of
                                Metropolitan Life Insurance Company since 2006. Formerly Vice
                                President of Metropolitan Life Insurance Company 2005-2006.

Louis J. Ragusa**             Director of NELICO since 2009 and Executive Vice President of
                                Metropolitan Life insurance Company since 2005.

Catherine M. Richmond*******  Director of NELICO since 2009 and Senior Vice President of
                                Metropolitan Life Insurance Company since 2004.

Michael J. Vietri****         Director of NELICO since 2005 and Executive Vice President of
                                Metropolitan Life Insurance Company since 2005.

               EXECUTIVE OFFICERS OF NELICO OTHER THAN DIRECTORS

   NAME AND PRINCIPAL
    BUSINESS ADDRESS                        PRINCIPAL BUSINESS EXPERIENCE
    ------------------                       -----------------------------
Robert E. Sollmann, Jr.**  Executive Vice President of NELICO since 2009 and Executive Vice
                             President of Metropolitan Life Insurance Company since 2010.
                             Formerly Senior Vice President of Metropolitan Life Insurance
                             Company 1983-2009.

    NAME AND PRINCIPAL
    BUSINESS ADDRESS                            PRINCIPAL BUSINESS EXPERIENCE
    ------------------                          -----------------------------
Brian Breneman*             Senior Vice President of NELICO since 2006 and Senior Vice President of Metropolitan Life Insurance Company since 2005.

William D. Cammarata******  Senior Vice President of NELICO since 2007 and Senior Vice President,
                              Financial Operations of Metropolitan Life Insurance Company since
                              2007.

Alan C. Leland, Jr.*        Senior Vice President of NELICO since 1996 and Vice President of
                              Metropolitan Life Insurance Company since 2000.

--------
      *The principal business address is 501 Boylston Street, Boston, MA 02116. **The principal business address is 1095 Avenue of the Americas, New York,
       NY 10036.
    ***The principal business address is 10 Park Avenue, Morristown, NJ 07962. ****The principal business address is 177 South Commons Drive, Aurora, IL
       60504.
  *****The principal business address is 1300 Hall Boulevard, Bloomfield, CT
       06002.
 ******18210 Crane Nest Dr., Tampa, FL 33647
*******501 Route 22, Bridgewater, NJ 08807

                    RESTRICTIONS ON FINANCIAL TRANSACTIONS

   Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.

                               TOLL-FREE NUMBERS

   For sub-account transfers, premium reallocations, or Statements of Additional Information for the Eligible Funds, call 1-800-200-2214.

   You may also call our Client TeleService Center at 1-800-388-4000 for current information about your Policy values, to change or update Policy information such as your address, billing mode, beneficiary or ownership, or for information about other Policy transactions.

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   The financial statements and financial highlights comprising each of the Sub-Accounts of New England Variable Life Separate Account included in this Prospectus Supplement, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The consolidated financial statements of New England Life Insurance Company (the "Company"), included in this Prospectus Supplement, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein (which report expresses an unqualified opinion on the consolidated financial statements and includes an explanatory paragraph referring to changes in the Company's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and its method of accounting for income taxes as required by accounting guidance adopted on January 1,
2007). Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries ("MLIC"), incorporated in this Prospectus Supplement by reference to Post-effective Amendment No. 23/Amendment 47 to Registration Statement Nos. 033-57320/811-06025 appearing in the Statement of Additional Information on Form N-6 of Metropolitan Life Separate Account UL, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report (which report expresses an unqualified opinion on the consolidated financial statements and includes an explanatory paragraph referring to changes in MLIC's method of accounting for the recognition and presentation of other-than-temporary impairment losses for certain investments as required by accounting guidance adopted on April 1, 2009, its method of accounting for certain assets and liabilities to a fair value measurement approach as required by accounting guidance adopted on January 1, 2008, and its method of accounting for deferred acquisition costs and for income taxes as required by accounting guidance adopted on January 1, 2007), which are incorporated herein by reference. Such financial statements have been so included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

   The principal business address of Deloitte & Touche LLP is Two World Financial Center, New York, New York 10281-1414.

                             FINANCIAL STATEMENTS

   The financial statements of the Variable Account and NELICO are included herein. The financial statements of NELICO should be considered only as bearing upon the ability of NELICO to meet its obligations under the Policy.

   MetLife entered into a net worth maintenance agreement with NELICO at the time MetLife merged with New England Mutual Life Insurance Company. Under the agreement, MetLife agreed, without limitation as to the amount, to cause NELICO to have certain minimum capital and surplus levels and liquidity necessary to enable it to meet its current obligations on a timely basis. MetLife and NELICO entered into the agreement in part to enhance and maintain the financial strength of NELICO as set forth in the agreement. Creditors of NELICO (including its policyholders) have certain rights under the agreement to enforce the provisions of the agreement through certain state insurance regulators. However, the agreement provides, among other things, that it does not provide any creditor of NELICO with recourse to or against any of the assets of MetLife. MetLife has the right to terminate the agreement upon thirty days written notice to NELICO. MetLife has agreed not to terminate the agreement unless one of certain designated events occur, including if NELICO attains a financial strength rating from Moody's Investors Service, Inc. without giving weight to the support of the agreement, that is the same as or better than its Moody's rating with such support. With respect to the net worth maintenance agreement, we are incorporating by reference into this prospectus supplement the financial statements of Metropolitan Life Insurance Company and subsidiaries for the year ended December 31, 2009, filed on April 16, 2010 in Post-Effective Amendment No. 23 to the Registration Statement on Form N-6 of Metropolitan Life Separate Account UL, File No. 033-57320, which means that these financial statements are legally part of this prospectus supplement. The filing can be viewed on the SEC's website at www.sec.gov. If you would like us to mail you a copy of the financial statements, call us at 1-800-200-2214. The financial statements of MetLife should be considered only as bearing on the ability of MetLife to meet its obligations under the net worth maintenance agreement.